Exhibit 99.2

Lender Presentation April 20, 2015

Important Information 1 No representation is made that the information in these slides is complete . For additional financial, statistical and business related information, as well as information regarding business and segment trends, see prior filings with the Securities and Exchange Commission (“SEC”) and available on the Company’s website (www . intrawest . com) and the SEC’s website (www . sec . gov) . This document contains forward - looking statements . These forward - looking statements are based on current expectations, estimates and projections about the industry and markets in which Intrawest operates as well as the Company’s beliefs and assumptions regarding our operations and financial performance, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, industry results or market trends to differ materially from those expressed or implied by such forward - looking statements . Therefore any statements contained herein that are not statements of historical fact may be forward - looking statements and should be evaluated as such . Without limiting the foregoing, words such as “Expects”, “Anticipates”, “Should”, “Intends”, “Plans”, “Believes”, “Seeks”, “Estimates”, “Projects”, and variations of such words and similar expressions are intended to identify such forward - looking statements . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict, including those described in Part II - Item 1 , ‘‘Risk Factors’’ in our Annual Report on Form 10 - K for the period ended June 30 , 2014 filed with the SEC, as may be revised in subsequent SEC filings . Therefore , actual outcomes and results may differ materially from what is expressed or forecasted in such forward - looking statements . The actual performance of Intrawest may differ from the budget, projections and returns set forth herein and may differ materially . Certain information contained herein has been obtained from published and non - published sources . Such information has not been independently verified by Intrawest . Except where otherwise indicated, the information provided herein is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof . This presentation includes certain non - GAAP financial measures, including Adjusted EBITDA (“Adj . EBITDA ”) . Non - GAAP financial measures such as Adj . EBITDA should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP . Please refer to slide 21 of this presentation for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP . Our board of directors and management team focus on Adj . EBITDA as a key performance and compensation measure . Adj . EBITDA assists us in comparing our performance over various reporting periods because it removes from our operating results the impact of items that our management believes do not reflect our core operating performance . The compensation committee of our board of directors will determine the annual variable compensation for certain members of our management team, based in part, on Adj . EBITDA . Adj . EBITDA is not a substitute for net income (loss), income (loss) from continuing operations, cash flows from operating activities or any other measure prescribed by GAAP . Additionally, other companies in our industry may define Adj . EBITDA differently than we do . As a result, it may be difficult to use Adj . EBITDA to compare the performance of those companies to our performance . Adj . EBITDA should not be considered as a measure of the income generated by our business or discretionary cash available to us to invest in the growth of our business . Our management compensates for these limitations by reference to our GAAP results and using Adj . EBITDA as a supplemental measure .

Introductions Tom Marano Chief Executive Officer ▪ Joined Intrawest as CEO in November 2014 ▪ Former Chairman and CEO at Residential Capital LLC ▪ Former Head of Global Mortgage and Asset Backed Trading and Originations at Bear Stearns 2 Travis Mayer Chief Financial Officer ▪ Joined Intrawest in 2007 ▪ 10+ years industry experience, former EVP, Operations and SVP, Finance ▪ MBA from Harvard Business School and Olympic silver medalist in skiing

COMPANY OVERVIEW

# Intrawest Overview

- Leading North American mountain resort and adventure company founded in 1976
- Three complementary business segments with significant synergies
- Geographically diverse portfolio of resorts that attract both destination and local visitors from major metropolitan markets

## Intrawest Portfolio

**Mountain**

- 6 leading North American ski resorts
- >4 million skier visits[1], ~8,000 skiable acres
- ***76% of FY 2014 Adj. EBITDA[1]***

**Adventure**

- Largest heli-ski operator in North America
- 3.1mm acres of terrain, 11 lodges, 38 helicopters[2]
- ***15% of FY 2014 Adj. EBITDA[1]***

**Real Estate**

- ~$139mm[2] of developable land at mountain resorts
- Real estate management and sales
- ***9% FY 2014 Adj. EBITDA[1]***

## Diversified Footprint Across North America

Steamboat | Snowshoe | Tremblant | Winter Park | Blue Mountain | Stratton | CMH



- Major Metro Area

(1) Based on fiscal year ("FY") 2014 results; Pro forma for 100% ownership of Blue Mountain.
(2) Net of sale of one helicopter and a parcel of land at Tremblant that occurred during 3Q15.

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Credit Strengths 5 Iconic Resorts & Valuable Real Estate Top - tier destination & drive - to resorts with prime development parcels Reliable Cash Flow Diversity of revenue streams and certainty from season pass sales support stable cash flow Naturally Deleveraging Profile Embedded organic growth, strategic acquisitions, and real estate upside Experienced Management Team Experience leading and growing complex organizations and resorts

Favorable Outlook & Dynamics 6 Stable demand and formidable barriers to additional supply provide pricing power ▪ No new major North American ski resorts developed in the last 30 years Recent market share shift to premium resorts benefits SNOW’s competitive position and growth Sustainable growth model with ~ 12% same store 3Q15 Mountain EBITDA growth 1 despite weather challenges SNOW Outpaces Industry Visitation Growth 3 Source: Industry data from NSAA Kottke 2013/2014 Preliminary Report. (1) For comparative purposes, calculated on a constant currency basis and as if Blue Mountain was 100% owned in 3Q14 and 3Q15. (2) Reflects Effective Ticket Price, or ETP, calculated by dividing lift revenue for a given period by total Skier Visits for the pe riod. (3) FY14 vs. FY13 skier visitation growth. Intrawest skier visit growth exceeds industry growth rates Industry Skier Visits & Effective Ticket Prices 2 Stable North American skier visits, while effective ticket prices up 24% 74 81 76 78 79 69 75 75 06/07 07/08 08/09 09/10 10/11 11/12 12/13 13/14 North America Skier Visits $35 $44 U.S. Effective Ticket Price ( mm ) SNOW Industry 3 Rocky Mountain Region 10.3% 6.4% East Region 4.8% 1.7% U.S. Industry 7.9% -0.7%

Eastern Resorts 36% Colorado Resorts 33% Adventure 20% Real Estate 11% Strong footprint in Colorado, Northeast US & Canada, and British Columbia minimizes exposure to weather risk in any particular region Growing season pass and frequency product sales collected before ski season starts Geographic Diversity & Pass Program Drive Cash Flow Stability 7 Growing Pre - Committed Revenue 30.7% 34.4% 33.2% 37.9% FY11 FY12 FY13 FY14 Geographic Diversity Season Pass & Frequency Product Sales as Percentage of Lift Revenue Worst Weather Year in Past 20 Years FY 2014 Reportable Segment Revenue Mostly British Columbia

# High-Impact Capital Improvements

- Extensive investment opportunities
  - Restrictive pre-IPO capital structure delayed investments
- Plan to invest $8mm to $12mm annually in growth capex
- Target mid-teen returns through investments in activities and amenities that increase revenue per visit, pricing power, and attract new visitors

## Sample Capital Improvement



*New in FY15: Lunch Rock Restaurant, Winter Park*

- New on-mountain restaurant located at the terminus of 3 high-traffic lifts on Mary Jane terrain
- 16,000 sq. ft. with ~250 indoor seats and ~130 outdoor seats
- Contributed to >5% increase in F&B revenue per skier visit at Colorado resorts[1]

## Other Capital Improvements

- ✓ Night Skiing
- ✓ Restaurants
- ✓ Spas
- ✓ Hospitality Upgrades
- ✓ Summer Activities
- ✓ Terrain Expansion





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(1) YTD 3/31/15 versus YTD 3/31/14.

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# Strategic Growth Opportunities

## Strategic Acquisitions & Pass Alliances

- Fragmented industry primed for consolidation to drive economies of scale and product synergies
- Disciplined approach to valuation and strategic fit
- Successful track-record acquiring and integrating resorts including Blue Mountain Resort in Canada
- Strategic alliances to expand multi-mountain passes
  - RMSP+ including our Colorado resorts, Steamboat and Winter Park, partnered with Copper, Crested Butte, and Eldora
  - M.A.X. Pass with Boyne and Powdr (22 resorts)

## Unencumbered Real Estate

- ~1,130 acres[1] of developable land at base of resorts
- Market conditions, prices, and transaction volume improving
- Future development through partnerships to limit balance sheet exposure
- Gains on two recent land sales at Tremblant demonstrate land value

## North American Resort Ownership[2]



Publicly Traded 3.9%
Private Multi-Resorts 6.1%
Other Independent Owners or Operators 90%

## Current Real Estate Holdings[1]

| Resort | Value ($mm) |
|---|---|
| Steamboat | $51.0 |
| Tremblant | 40.2 |
| Winter Park | 21.4 |
| Snowshoe | 18.0 |
| Stratton | 8.7 |
| **Total** | **$139.3** |

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(1) Values as of 3/31/15 net of land sale.
(2) Estimate of North American ski resorts per NSAA and Canadian Ski Council; multi-resort operator defined as owning or operating more than four resorts.

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FINANCIAL UPDATE

# Q3 Fiscal 2015 Anticipated Results

- Preliminary 3Q15 Segment Revenue and Adjusted EBITDA results show strong growth over the prior year period despite foreign currency headwinds and challenging weather
- Results include growth from successful Blue Mountain acquisition[1]
- Growth led by Mountain Segment with same store[2] Mountain Adjusted EBITDA growth of ~12%

| | | 3Q15E Constant Currency | | | 3Q15E Preliminary | | |
|---|---|---|---|---|---|---|---|
| *($mm)* | 3Q14[3] | Low | High | vs. 3Q14[4] | Low | High | vs. 3Q14[4] |
| Segment Revenue | $ 284.3 | $ 332.0 | $ 338.0 | 17.8% | $ 317.0 | $ 323.0 | 12.6% |
| Adjusted EBITDA | 142.7 | 160.6 | 163.6 | 13.6% | 154.0 | 157.0 | 9.0% |
| Net Income | 109.5 | 131.0 | 134.0 | 21.0% | 126.0 | 129.0 | 16.5% |

Note: Constant currency defined as translating FY15 financials at FY14 exchange rates.
(1) Intrawest acquired the remaining 50% of Blue Mountain Ski Resort that it did not previously own in September of Fiscal 2015. 100% of Blue's Revenue and EBITDA are included in 3Q15, while only 50% of Blue Mountain's EBITDA and none of its Revenue is included in 3Q14.
(2) For comparative purposes, calculated on a constant currency basis and as if Blue Mountain was 100% owned in 3Q14 and 3Q15.
(3) Includes immaterial corrections to prior year results. Further description of the revisions will be provided in the upcoming Form 10-Q to be filed with the SEC.
(4) Comparisons to prior year calculated at the midpoint of anticipated range.

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# Reiterate Full Year Fiscal 2015 Guidance

| | | FY15E Constant Currency | | | FY15E Guidance | | |
|---|---|---|---|---|---|---|---|
| *($mm)* | FY14[1] | Low | High | vs. FY14[2] | Low | High | vs. FY14[2] |
| Segment Revenue | $ 511.5 | $ 578.1 | $ 603.1 | 15.5% | $ 552.0 | $ 577.0 | 10.4% |
| Adjusted EBITDA | 101.2 | 108.3 | 113.3 | 9.5% | 103.0 | 108.0 | 4.3% |

**Highlights**

- Strong financial performance despite headwinds from FX and weather
- Successful acquisition of Blue Mountain and development of Lunch Rock restaurant at Winter Park
- ~17% growth in season pass and frequency product sales[3] mitigated challenging weather

**Notes & Assumptions**

- Guidance assumes a USD/CAD FX rate of 1.26 for Q4
  - USD/CAD shift unfavorably impacts FY15 EBITDA by ~$5.3mm vs. FY14
- Guidance includes ~$5.5mm of costs associated with being a public company not incurred in prior years
- FY15 includes 100% of Blue's Revenue and EBITDA since September 19th; FY14 includes 50% of Blue's EBITDA and none of its Revenue

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Note: Constant currency defined as translating FY15 financials at FY14 exchange rates.
(1) Includes immaterial corrections to historical results. More description of the revisions will be provided in an upcoming filing with the SEC.
(2) Comparisons to prior year calculated at the midpoint of guidance range.
(3) As of April 9, 2015.

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# Historical Financials[1]

- Reliable EBITDA in FY12 despite most challenging weather conditions during past 20 years
- Consistent growth in core Mountain segment, particularly when controlling for FX
- FY13 included abnormally strong fire fighting season in the Adventure segment ancillary aviation business and profits associated with exiting the Maui brokerage business in the Real Estate segment
- With ~$1.6B in NOLs, Intrawest does not anticipate paying significant cash taxes for the foreseeable future

| *($mm)* | FY11 | FY12 | FY13 | FY14 | FY14 Constant Currency[2] |
|---|---|---|---|---|---|
| Mountain | $ 321.6 | $ 310.0 | $ 338.5 | $ 350.9 | $ 362.3 |
| Adventure | 96.7 | 105.9 | 112.5 | 102.1 | 109.8 |
| Real Estate | 61.2 | 61.4 | 64.7 | 58.5 | 59.8 |
| Segment Revenue | $ 479.4 | $ 477.4 | $ 515.8 | $ 511.5 | $ 531.8 |
| Mountain | 68.8 | 65.1 | 71.9 | 75.4 | 78.1 |
| Adventure | 15.6 | 16.2 | 21.1 | 16.6 | 18.5 |
| Real Estate | 9.0 | 9.9 | 13.2 | 9.2 | 9.6 |
| Segment Adj. EBITDA | 93.4 | 91.1 | 106.2 | 101.2 | 106.2 |
| Capex | (27.6) | (30.1) | (29.7) | (46.6) | |
| Balance Sheet: | | | | | |
| Debt | - | 736.1 | 588.9 | 575.5 | |
| Cash & Cash Equivalents | - | 46.9 | 59.8 | 56.0 | |
| Net Debt / EBITDA[3] | - | 8.00x | 5.36x | 5.36x | |

(1) Includes immaterial corrections to historical results. More description of these revisions will be provided in an upcoming filing with the SEC.
(2) Converted at weighted average USD/CAD FX rate of 1.01 to reflect actual rates during FY13.
(3) Per the credit agreement, Net Debt is calculated as Total Debt less Cash & Cash Equivalents (excluding cash consolidated from Alpine Inc.) in excess of $40mm and Adjusted EBITDA includes add-back for unrealized FX losses attributable to currency translation and other lesser adjustments described in the credit agreement.

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TRANSACTION OVERVIEW

Transaction Overview 15 (US$mm) Intrawest Resorts is seeking to amend its existing credit agreement to re - price its term loan Key terms of the amendment include: ▪ The applicable margin on the term loan will be reduced ▪ The LIBOR floor for the term loan will remain unchanged (1.00%) ▪ The maturity will remain unchanged (December 9, 2020) ▪ The term loan will have 101 soft call protection reset for six months

# Capital Structure

*(USD$000s)*

- Repricing transaction is leverage neutral
- Strong liquidity position with 3Q15 cash balance up 31% vs. prior year

| Figures as of March 31, 2015[1] | |
|---|---|
| Cash & Cash Equivalents | $ 133,703 |
| Revolver ($25mm) | - |
| LC Facility ($55mm) | - |
| Term Loan B | 592,798 |
| Other 3rd Party Debt | 41,275 |
| Total Debt | 634,073 |
| (+) Equity Value[2] | 417,578 |
| Total Capitalization | 1,051,650 |
| LTM Adj. EBITDA[3] | 120,321 |
| Net Debt[4] / LTM Adj. EBITDA | 4.5x |
| Total Debt / Capitalization | 60.3% |

(1) At midpoint of 3Q15 anticipated results. Figures are preliminary and finalized financials will be provided in the upcoming Form 10-Q to be filed with the SEC.
(2) Market capitalization based on 4/17/15 stock price of $9.24.
(3) Adjusted EBITDA includes add-back for unrealized FX losses attributable to currency translation and other lesser adjustments described in the credit agreement. 4Q14 results include immaterial corrections. More description of the revisions will be provided in an upcoming filing with the SEC.
(4) Net Debt calculated per the credit agreement equal to Total Debt less OID less Cash & Cash Equivalents in excess of $40mm excluding Alpine cash.

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17 Borrower: Intrawest Operations Group, LLC (the “ Borrower ”) Facility: Term Loan B Ratings: CFR: B2 / B Facility: B2 / B+ (RR2) Principal Amount: $592.8 million Maturity: December 9, 2020 Spread: TBD LIBOR Floor: 1.00% Price: Par Mandatory Prepayments: Same as existing facility Optional Redemption: Reset 101 soft call for 6 months Covenants: Same as existing facility Summary of Terms & Conditions

18 Transaction Timetable April M T W T F S S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 May M T W T F S S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Date Event April 20 ▪ Lender update call ▪ Post documentation to SyndTrak April 24 ▪ Lender consents due by 12 p.m. EDT On or around May 1 ▪ Target amendment effective date Bank Holiday Key Date

Conclusion 19 Iconic Resorts & Valuable Real Estate Top - tier destination & drive - to resorts with prime development parcels Reliable Cash Flow Diversity of revenue streams and certainty from season pass sales support stable cash flow Naturally Deleveraging Profile Embedded organic growth, strategic acquisitions, and real estate upside Experienced Management Team Experience leading and growing complex organizations and resorts

APPENDIX

($000s) 2011 2012 2013 2014 Total GAAP revenue 558,896 509,145 522,838 525,253 Less: Legacy and other non-core revenue (79,471) (31,745) (7,055) (13,792) Segment revenue 479,425 477,399 515,784 511,461 Net loss attributable to Intrawest Resorts Holdings, Inc. (500,201) (337,391) (297,437) (189,417) Legacy and other non-core expenses, net 19,707 13,762 12,843 4,163 Other operating expenses 4,039 4,989 4,416 11,200 Depreciation and amortization 76,371 57,655 59,583 55,415 Loss on disposal of assets 26,196 9,443 12,448 267 Impairment of real estate and long-lived assets 85,370 8,919 1,195 871 Goodwill impairment 64,097 3,575 - - Interest income (4,390) (2,814) (1,827) (319) Interest expense on third party debt 143,806 136,343 99,629 53,005 Interest expense on notes payable to affiliates 160,943 195,842 236,598 119,858 Loss (earnings) from equity method investments (8,299) (538) 5,147 271 Pro rata share of EBITDA related to equity method investments 10,334 8,393 8,932 9,153 Gain on disposal of equity method investments - - (18,923) - Adjusted EBITDA attributable to noncontrolling interest - - (1,232) (620) Loss on extinguishment of debt - - 11,152 35,480 Other (income) expense, net 2,021 (1,199) (1,973) 823 Income tax expense (benefit) 6,555 (5,836) (23,616) 677 Income (loss) attributable to noncontrolling interest 361 - (757) 369 Discontinued operations, net of tax 6,469 Total segment Adjusted EBITDA 93,379 91,143 106,178 101,196 GAAP to Non - GAAP Reconciliation 1 2 1 (1) Includes immaterial corrections to historical results. More description of these revisions will be provided in an upcoming filing with the SEC.